UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

January 10, 2013

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

In connection with the acquisition of Northwest Commercial Bank, Lakewood, Washington (“NCB”) described below in Item 8.01 of this Current Report on Form 8-K, Heritage Financial Corporation (“Company”) issued the press release attached hereto as Exhibit 99.1. The information furnished in this Item 7.01, including Exhibit 99.1, is being furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 8.01 – Other Events.

On January 10, 2013, the Company announced the closing of the previously announced acquisition of NCB. The NCB shareholders approved the merger on November 27, 2012 and all required regulatory approvals were obtained prior to closing. As previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2012, NCB shareholders received cash consideration of $5.50 per share in connection with the acquisition and have the potential to receive up to additional $3.34 per NCB share based on an earn-out structure. Prior to the closing of the transaction, NCB redeemed its outstanding preferred stock and warrants of approximately $2.1 million issued to the U.S. Treasury in connection with its participation in the Troubled Asset Relief Program Capital Purchase Plan. For additional information, see the Company’s press release furnished as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as “may,” “expected,” “anticipate,” “continue,” or other comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the Company’s filings with the Securities and Exchange Commission, particularly its Form 10-K for the fiscal year ended December 31, 2011, for meaningful cautionary language discussing why actual results may vary materially from those anticipated by management. Specific risks regarding the transaction described herein include, but are not limited to, the ability of the Company and Heritage Bank to effectively integrate NCB into their operations.

ITEM 9.01 – Financial Statements and Exhibits.

(d) –Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1	Heritage Financial Corporation Press Release dated January 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: January 10, 2013	By:	/s/ Brian L. Vance
Brian L. Vance President and Chief Executive Officer